MID PENN BANCORP INC.

Annual Meeting of Shareholders May 12, 2015

ROBERT C. GRUBIC
CHAIRMAN OF THE BOARD

MID PENN BANCORP INC.

RORY G. RITRIEVI
PRESIDENT AND CEO

MID PENN BANCORP INC.

MID PENN BANCORP INC.

December 2014

Special Cautionary Notice Regarding Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Mid Penn Bancorp, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Mid Penn Bancorp, Inc.'s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Such factors include the possibility that anticipated cost savings may not be realized, estimated synergies may not occur, increased demand or prices for Mid Penn Bancorp, Inc.'s financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of Mid Penn Bancorp, Inc.'s business strategy due to changes in current or future market conditions; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inability to achieve merger-related synergies; interest rate movements; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and deteriorating economic conditions. When we use words such as "believes", expects", "anticipates", or similar expressions, we are making forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are also advised to review the risk factors that may affect operating results in documents filed by Mid Penn Bancorp, Inc. with the Securities and Exchange Commission, including the Quarterly Report on Form 10-Q, the Annual Report on Form 10-K, and other required filings. Mid Penn Bancorp, Inc. assumes no duty to update the forward-looking statements made in this presentation.

Mid Penn Corporate Overview


Lewisburg
Montour
Danville
Luzerne
Hazleton
Union
Bloomsburg
Columbia
Carbon
Sunbury
Middleburg
Northumberland
Shamokin
Snyder
Schuylkill
Pottsville
Lehigh
Lykens
Millersburg
Pine Grove
Perry
Fleetwood
Dauphin
Berks
Lebanon
Lebanon
Reading
Reading
Hershey
Harrisburg
Lancaster
Ephrata
York
Elizabethtown
Lititz

Source: SNL Financial and company data. Information and data as of May 8, 2015

Mid Penn Bank, a wholly owned subsidiary of Mid Penn Bancorp, is an independent community bank headquartered in Dauphin County with 19 retail locations that serve customers in Cumberland, Dauphin, Lancaster, Luzerne, Northumberland, and Schuylkill counties. With a complete offering of consumer and commercial products, Mid Penn Bank is committed to providing customers with quality banking services while maintaining its commitment to being a local community bank.

As of December 31, 2014 (March 2015):

- **Assets: $755.6 million ($895.1)**
- **Loans: $571.5 million ($695.2)**
- **Deposits: $637.9 million ($759.0)**
- **Market Capitalization: $54.4 million ($66.0)**

58th largest Pennsylvania bank by deposit size out of 235 banks

Ranked 177th most profitable community bank for 2013 by *American Banker* Magazine (159th in 2014)

203 employees (240)

NASDAQ-listed under the symbol "MPB"

MID PENN BANCORP INC.

Financial Highlights – 2014

Balance Sheet

- Loans of $571.5 million at December 31, 2014 represent 4.6% growth over December 31, 2013
- Deposits of $637.9 million at December 31, 2014 represent 4.9% growth over December 31, 2013

Profitability

- Net income available to common shareholders of $5.35 million for the year ended December 31, 2014, up 15.9% from 2013
- One-time merger costs of $573,000 in 2014. Excluding these charges, net income available to common shareholders of $5,760,000 million, up 24.8% from 2013
- Return on assets of 0.78% and return on equity of 9.95% at December 31, 2014, as compared to 0.71% and 9.37% at December 31, 2013
- Net interest margin of 3.99% up from 3.80% at December 31, 2013

Asset Quality

- Nonperforming assets to total assets of 1.52%, a 14.6% improvement year-over-year
- Net charge-offs to average loans of 0.22%
- Allowance for loan and lease losses to loans of 1.18%

Capital

- Tangible common equity to tangible assets of 7.08%*
- Tier 1 Leverage Ratio of 7.43%
- Tier 1 Risk-Based Ratio of 10.15%
- Total Risk-Based Capital Ratio of 11.36%

Note: Financial data as of or for the twelve months ended December 31, 2014
*Please see the Appendix for a reconciliation of non-GAAP financial information

2014 Initiatives

- Completed the first full year operating our FISERV core banking software in a hosted environment
- Implemented an online teller processing platform
- Rolled out a fully functional mobile banking APP for smart device users
- Finalized a complete redesign of the Bank's website and internet banking platform
- Began the consolidation of scattered support departments into a centralized administrative center in Harrisburg, PA
- Initiated the planning for two new branch banking facilities
  - The Elizabethtown Office has received all regulatory approvals and is an expansion into the contiguous Lancaster County market. Opened February 2015
  - The second within our current market footprint is expected to open during the third quarter of 2015
- Entered into merger agreement to acquire Phoenix Bancorp, Inc. Transaction closed March 1, 2015.
- **2014 Recognition**
  - "Top 200 Community Banks" by American Banker Magazine
  - Pennsylvania Association of Community Bankers' "Grow Your Community Award"
  - Top 100 Best Places to Work in PA (3rd consecutive year)

MID PENN BANCORP INC.

Mid Penn's Experienced Leadership Team

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	President & Chief Executive Officer	6	28
Scott W. Micklewright	EVP & Chief Lending Officer	6	9
Kelly K. Neiderer	EVP & Chief Retail Officer	2	25
Justin T. Webb	EVP & Chief Risk Officer	2	9
Roberta A. Hoffman	SVP & Director of Human Resources	39	39
Edward P. Williams	SVP & Chief Financial Officer	6	27
Kimberly Arthur-Tressler	VP & Director of Trust and Wealth Management	1	27
Becky M. Bacher	VP & BSA / Security Officer	4	41
Amy M. Barnett	VP & Compliance Officer	5	16
John Paul Livingston	VP & Chief Technology Officer	5	12
Margaret E. Steinour	VP & Loan Operations Manager	3	10
	Average Tenure	*7*	*21*

MID PENN BANCORP INC.

Mid Penn Stock Performance


Mid Penn Bancorp, Inc. - Total Return (%)
MPB (+84.76%)
SNL Mid-Atlantic U.S. Bank (+66.69%)
Total Return (%)
100
80
60
40
20
0
-20
-40
Jan 2012
Jan 2014

Source: SNL Financial

Mid Penn Loan and Deposit Growth



Total Loans
600,000
550,000
500,000
450,000
400,000
350,000
300,000
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y



Total Deposits
700,000
650,000
600,000
550,000
500,000
450,000
400,000
350,000
300,000
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y

- Fundamental focus on originating loans in-market and funding with local, low-cost core deposits while maintaining asset quality
- Mid Penn strives to be more customer-driven than its competitors and builds long-term customer relationships by being reliable and competitively priced
- Loans and deposits at December 31, 2014 increased versus year-end 2013
  - Loan and deposit growth for 2014 was 4.6% and 4.9%, respectively, since December 31, 2013.
  - Loan volume in 2014 was satisfactory but countered by unusually high refinancings due to competitive forces
  - Deposit growth in 2014 was driven by successes in generating business, government, and non-profit deposit relationships

MID PENN BANCORP INC.

Loan Portfolio Mix


12/31/2008
Commercial & Industrial 16%
Residential RE & Consumer 30%
Commercial RE 54%


12/31/2014
Commercial & Industrial 21%
Residential RE & Consumer 28%
Commercial RE 51%

MID PENN BANCORP INC.

Deposit Mix


12/31/2008
Savings
6%
DDA
20%
Money Market
17%
Time
57%


12/31/2014
Savings
5%
Time
20%
DDA
44%
Money Market
31%

Deposit Market Share

Market	Rank	Out Of	# of MPB Branches	MPB Deposits ($000)	Total Market Deposits ($000)	MPB Deposit Market Share (%)	MPB YoY Deposit Growth (%)	MPB Five-Year CAGR (%)	Market YoY Deposit Growth (%)	Market Five-Year CAGR (%)
Harrisburg, PA	7	15	4	181,095	4,010,612	4.52	(2.46)	14.85	0.75	5.41
Millersburg, PA	1	3	1	134,036	196,179	68.32	17.22	0.91	8.95	(1.62)
Camp Hill, PA	10	15	1	47,395	3,004,679	1.58	(5.85)	24.62	2.65	12.87
Elizabethville, PA	1	3	1	46,906	94,692	49.54	1.04	2.91	(0.63)	1.29
Middletown, PA	3	4	1	45,401	184,455	24.61	21.54	21.46	19.58	5.63
Mechanicsburg, PA	10	10	1	43,193	929,300	4.65	(11.19)	5.23	4.34	2.46
Tower City, PA	1	3	1	37,833	65,235	57.99	6.75	3.31	3.85	4.90
Lykens, PA	1	2	1	25,263	40,765	61.97	1.74	0.67	1.06	0.10
Dalmatia, PA	1	1	1	25,023	25,023	100.00	(2.24)	(0.59)	(2.24)	(0.59)
Steelton, PA	1	1	1	24,116	24,116	100.00	17.57	6.89	17.57	(5.86)
Dauphin, PA	1	2	1	21,845	43,180	50.59	4.34	4.69	4.95	0.87
Elizabethtown, PA			1	-	425,364	-	-	-	(2.18)	3.08
Minersville, PA			1	62,122	129,155	48.10	5.70	5.08	(10.64)	(1.80)
Frackville, PA			1	32,680	154,961	21.09	37.35	13.46	2.26	0.86
Tremont, PA			1	17,309	17,309	100.00	(3.90)	(0.38)	(3.90)	(0.38)
Conyngham, PA			1	8,580	107,326	7.99	-	-	17.15	0.15
Total			***19***	***752,797***	***9,452,351***	***7.96***	***4.04***	***6.85***	***1.92***	***6.23***

Source: SNL Financial. Deposit market share as of June 30, 2014

MID PENN BANCORP INC.

Improved Profitability


Net Income ACS
$3,614
($2,100)
$2,234
$4,029
$4,437
$4,616
$5,351
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


ROAA
0.67
(0.39)
0.44
0.66
0.69
0.71
0.78
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


Diluted EPS
1.03
(0.81)
0.64
1.16
1.27
1.32
1.53
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


Efficiency Ratio
66.95
72.46
70.50
69.24
70.07
69.55
63.91
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y

MID PENN BANCORP INC.

Efficiency Ratio



Efficiency Ratio: Fed Comparison
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
MPB
Third District

Improved Net Interest Margin



Improved Net Interest Margin
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
Yield on Loans
Total Cost of Funds
Net Interest Margin
Third District

Improving Asset Quality


NPA/Assets
0.99
2.62
3.16
1.86
1.86
1.78
1.52
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


Allowance for Loan Losses/Gross Loans
1.27
1.60
1.51
1.40
1.14
1.16
1.18
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


NCO/Average Loans
0.13
1.58
0.69
0.31
0.48
0.17
0.22
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


Texas Ratio
17.36
38.40
45.75
27.09
25.30
23.83
19.26
>50% Troubling
> 100% High likelihood of failure
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y

Source: SNL Financial. NPAs excluded restructured loans. Texas ratio defined as NPA & Loans 90+/Tangible Common Equity* + Allowance for Loan Losses.

*Please see the Appendix for a reconciliation of non-GAAP financial information

MID PENN BANCORP INC.

Improving Asset Quality


NCOs / Loans
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
0.13
0.23
1.58
0.53
0.69
0.65
0.31
0.58
0.48
0.45
0.17
0.33
0.22
0.25
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y
NCO/Average Loans
Third District

Improving Asset Quality


ALLL/Gross Loans
Allowance for Loan Losses/Gross Loans
Third District
1.27
1.30
1.60
0.88
1.51
0.97
1.40
1.06
1.14
1.01
1.16
1.13
1.18
1.23
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y

MID PENN BANCORP INC.

Capital Ratios


Tangible Common Equity/Tangible Assets
7.0
6.0
5.9
6.0
5.9
5.9
7.1
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


Tier 1 Risk Based Ratio
9.3
9.2
10.2
10.4
10.0
9.9
10.1
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


Tier 1 Leverage Ratio
8.7
7.4
7.4
7.1
6.9
7.5
7.4
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y


Total Risk Based Ratio
10.5
10.4
11.5
11.6
11.1
11.1
11.4
2008Y
2009Y
2010Y
2011Y
2012Y
2013Y
2014Y

*Please see the Appendix for a reconciliation of non-GAAP financial information.

MID PENN BANCORP INC.

Mid Penn's Growth Strategy

Organic Growth Strategy

- Use de novo branching to systematically fill in vibrant markets within the existing footprint
- Strategically expand into contiguous markets using new office locations or loan production offices to extend footprint
- Take advantage of the current wave of location consolidation by larger competitors to cost effectively fill existing markets or expand into new markets

Acquisition Strategy

- Strategic acquisition is part of Mid Penn's growth strategy
- Ideally targeting fiscally sound candidates up to one-third of Mid Penn's total assets.
- Candidates would be seeking management succession alternatives, stock liquidity, enhanced product depth, or regulatory/compliance support.
- Not buying someone's problem
- In-market expansion, or contiguous county or region.; focused on Central Pennsylvania (everything except Pittsburgh and Philadelphia)

Phoenix Merger Highlights

Background

- Wednesday, August 27, 2014 Mid Penn Bancorp, Inc. signed a definitive agreement to acquire Phoenix Bancorp, Inc., parent company of Miners Bank
- Shareholders of both organizations approved the merger on December 23, 2014
- The merger closed on March 1, 2015 with an aggregate transaction value of approximately $14.5 million and a final allocation of 80% common stock and 20% cash
- Phoenix Bancorp, Inc. had approximately $140.6 million in total assets of February 28, 2015
- Mid Penn added 3 directors to the Holding Company and Bank Boards as a result of the transaction, increasing the Board membership to 13
- Mid Penn continues to operate Miners' four branches in Schuylkill and Luzerne counties, as well a corporate office in Pottsville, PA under the name Miners Bank, A Division of Mid Penn Bank
  - Branch locations include:
    - Frackville
    - Hazelton
    - Minersville
    - Tremont

Miners BANK
A Division of MID PENN BANK

Benefits

- Applied cost savings of $2.1 million of Phoenix Bancorp, Inc.'s 2014 expenses
- Expand Mid Penn's footprint into contiguous markets
- Leverage the strengths of both institutions to offer the best banking products and services to the community
- Become stronger and better positioned for continued growth

Appendix

Non-GAAP Financial Reconciliation

Tangible Common equity is a non-GAAP financial measure calculated using GAAP amounts. Tangible common equity is calculated by excluding the balance of preferred stock, goodwill, and other intangible assets from the calculation of shareholders' equity. Tangible assets is calculated by excluding the balance of preferred stock, goodwill, and other intangible assets from the calculation of total assets. Mid Penn believes that this non-GAAP financial measure provides information to investors that is useful in understanding our financial condition. Because not all companies use the same calculations of tangible common equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies. A reconciliation of this non-GAAP financial measure is provided below.

	Year Ended December 31,						
($ in thousands)	2008	2009	2010	2011	2012	2013	2014
Total Shareholders' Equity	$50,890	$46,704	$48,201	$53,452	$52,220	$52,916	$59,226
Less Preferred Stock	10,000	10,000	10,000	10,000	4,880	5,000	5,000
Less Goodwill	1,016	1,016	1,016	1,016	1,016	1,016	1,016
Less Other Intangible Assets	406	369	351	274	288	249	187
Tangible Common Equity	$39,468	$35,319	$36,834	$42,162	$46,036	$46,651	$53,023
Total Assets	$572,999	$606,010	$637,457	$715,383	$705,200	$713,125	$755,506
Less Preferred Stock	10,000	10,000	10,000	10,000	4,880	5,000	5,000
Less Goodwill	1,016	1,016	1,016	1,016	1,016	1,016	1,016
Less Other Intangible Assets	406	369	351	274	288	249	187
Tangible Assets	$561,577	$594,625	$626,090	$704,093	$699,016	$706,860	$749,303
Total Shareholders' Equity / Total Assets	8.88%	7.71%	7.56%	7.47%	7.40%	7.42%	7.84%
Tangible Common Equity / Tangible Assets	7.03%	5.94%	5.88%	5.99%	6.59%	6.60%	7.08%

MID PENN
BANK